                                                                    EXHIBIT 24.1

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc. does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                   /s/ MARK ANDREWS
                                          --------------------------------------
                                                       Mark Andrews

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the Merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                  /s/ PETER T. FLAWN
                                          --------------------------------------
                                                      Peter T. Flawn

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                 /s/ BELTON K. JOHNSON
                                          --------------------------------------
                                                    Belton K. Johnson

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                   /s/ JOHN B. MCCOY
                                          --------------------------------------
                                                      John B. McCoy

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                   /s/ DAVID PLASTOW

                                          --------------------------------------
                                                    Sir David Plastow

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                                 /s/ WILLIAM L. WEISS
                                          --------------------------------------
                                                     William L. Weiss

                                  TENNECO INC.
                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of Tenneco Inc. common stock under the 1996 Tenneco Inc. Stock Ownership Plan (the "Plan"), giving effect to the merger of the Tenneco Inc. Board of Directors Restricted Stock Program and the Tenneco Inc. Board of Directors Restricted Stock And Restricted Unit Program with and into such Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 3rd day of December, A.D. 1997.

                                              /s/ CLIFTON R. WHARTON, JR.
                                          --------------------------------------
                                                 Clifton R. Wharton, Jr.